Exhibit 10.14

STATE OF LOUISIANA
PARISH OF EAST BATON ROUGE

STATE OF FLORIDA
COUNTY OF BROWARD

SALE WITH ASSUMPTION OF JUDICIAL MORTGAGES

BE IT KNOWN, that on February 13, 2007 and on February ____, 2007, before the undersigned Notaries Public, duly commissioned and qualified and in the presence of the witnesses hereafter named and undersigned and in the States, Parishes and Counties stated hereinabove:

PERSONALLY CAME AND APPEARED:

ALTFUELS CORPORATION, (72-1242325), a Louisiana Company, domiciled in the Parish of Iberville, State of Louisiana, with it’s domicile address being 35530 Highway 69, White Castle, Louisiana, 70788, herein represented by its duly authorized President, Harry J. Kember, as per Unanimous Written Consent of the Shareholders and Directors, which is attached hereto and made a part hereof, hereinafter referred to as “SELLER”;

who declares that, for the consideration, and or the terms and conditions hereinafter expressed SELLER does by these presents, grant, bargain, sell, convey, transfer, assign, set over and deliver, unto:

RR Louisiana Property, LLC, a Louisiana Limited Liability Company, domiciled in the Parish of East Baton Rouge, City of Baton Rouge, whose present mailing address is C/O CT Corporation, 8550 United Plaza Boulevard, Baton Rouge, Louisiana, 70809, represented herein by Dr. Claus Wagner-Bartak, as Manager, pursuant to a Unanimous Written Consent of the Sole Member attached hereto and made a part hereof, referred to herein as “PURCHASER’;

here presenting and accepting for PURCHASER and PURCHASER’S heirs, and acknowledging delivery and possessions thereof, the property described and attached hereto as Exhibit A.

The consideration for this sale the SELLER acknowledges the following:

1.           PURCHASER assumes and agrees to hold the SELLER, free and harmless from the payment of the balance due on that certain Consent Judgment in favor of Community Bank, dated September 8, 2003, recorded on recorded on 8, 2003 as Entry No. 212185 of the official records of the Clerk and Recorder for the Parish of Assumption, State of Louisiana, in the original sum of One Hundred Thirty-Seven Thousand Six Hundred Forty-Seven and 06/100 ($137,647.06) DOLLARS together with interest at the rate of 9.50% per annum on the amount of $225,842.33 from September 16, 2001 the dated of the last interest payment until December 4, 2002 and then on the amount of $137,647.05 from December 5, 2002, until paid, and for all costs of the court proceedings as may be modified by subsequent payments received and agreements between the parties.  This Consent Judgment is in favor of Community Bank and against Altfuels Corporation, Keith D. Kember, John R. Kember, Janet K. Landry, Harry J. Kember, Jr., Mary E. Kember and Jerilyn K. Barker, Suite No. 27, 100, 23rd Judicial District Court, Parish of Assumption, and State of Louisiana.

2.           PURCHASER assumes and agrees to hold the SELLER, free and harmless from the payment of the balance due on that certain Judgment in favor of Simmons & Savoie Insurance Agency, Inc., dated August 30, 2001, in the matter entitled, “Simmons & Savoie Insurance Agency, Inc. vs. Altfuels Corporation, Docket No. 26,475, 23rd Judicial District Court, State of Louisiana, recorded on September 5, 2001, as File No. 202519 of the official records of the Clerk and Recorder for the Parish of Assumption, State of Louisiana, in the original sum of Thirteen Thousand Two Hundred Seventy-Four and 22/100 ($13,274.22) DOLLARS plus legal interest from the date of judicial demand until paid plus 25% attorney’s fees on the aggregate principal and interest and for all the costs of the proceeding, as may be modified by subsequent payments received and agreements between the parties.

3.           PURCHASER assumes and agrees to hold the SELLER free and harmless from the payment of the balance due on the certain Notice of Seizure dated June 20, 2003, in favor of Iberville Trust & Savings Bank in the matter entitled, “Iberville Trust & Savings Bank vs. Altfuels Corporation and L-1011 Corporation, Docket No. 27120, 23rd Judicial District Court, State of Louisiana” in the amount of Two Hundred Ninety-Six Thousand One Hundred Sixty-Nine and 78/100 ($296,169.78) DOLLARS, together with interest and costs, as may be modified by subsequent payments received and agreements between the parties.

4.           PURCHASER assumes and agrees to hold the SELLER free and harmless from the payment of the balance due on the certain Judgment in favor of Hibernia National Bank dated March 18, 2002 in the matter entitled, “Hibernia National Bank vs. Altfuels Corporation and Harry Kember, Jr. and Elizabeth Kember, Docket No. 26,619, Division “D”, 23rd Judicial District Court, State of Louisiana”.  Said judgment is recorded on March 20, 2002 as File No. 205052 on file and in record of the office of the Clerk and Recorder for the Parish of Assumption, State of Louisiana and is in the amount of Twenty-Six Thousand Eight Hundred Eighty-Seven and 26/100 ($26,887.26) DOLLARS together with accrued interest of $1,534.96 at the rate of 9.50% per annum and late charges of $185.00 and all costs of the proceedings, as may be modified by subsequent payments received and agreements between the parties.

5.           PURCHASER accepts and SELLER has transferred 200,000 Shares of Common Stock in Red Reef Corporation, represented by Stock Certificate No. 1300 dated November 22, 2006, originally issued to Gary Alexander in satisfaction of any and all amounts due by Altfuels Corporation and related parties unto Gary Alexander.

Ad valorem property taxes for the current year shall be assumed by PURCHASER.  In accordance with Louisiana Revised Statutes Article 9:2721, as amended by Act 949 of 1999, notice is given that the PURCHASER first named above is designated as the party to whom all property tax and assessment notices are to be mailed, and notices to be sent to the address shown above for said PURCHASER.

All parties signing this instrument have declared themselves to be of full legal capacity.  All agreements and stipulations herein and all the obligations herein assumed shall insure to the benefit of and be binding upon the heirs, successors, and assigns of the respective parties, and the PURCHASER, their heirs and assigns, shall have and hold the described property in full ownership forever.

SELLER warrants the title to the herein described property but accepts from said warranty all matters of public record creating (1) mineral leases or reservations, (2) land use restrictions or (3) servitudes.  SELLER transfers to PURCHASER and subrogates PURCHASER to all rights and actions of warranty which SELLER has against all prior owners.

The parties acknowledge that the acts of any such Notary in the preparation and execution hereof do not constitute the expression of any opinion as to the validity of the title to the property herein described, and unless otherwise separately certified in writing, no title examination of said property, has been performed by any undersigned Notary.

Thus signed on the 13th day of February, 2007, at Baton Rouge, Louisiana in the presence of the undersigned Notary Public and witnesses, who have signed with the parties after due reading of the whole.

            WITNESSES:                                                   SELLER:

ALTFUELS CORPORATION
/s/ Lisa Patterson
Lisa Patterson                                                   BY:/s/ Harry J. Kember, Jr.
Harry J. Kember, Jr., President
/s/ Ronald Savoie
Ronald Savoie

/s/ Robert G. Jackson
NOTARY PUBLIC
Robert G. Jackson
Notary No. 07200
My Commission is for Life

EXHIBIT "A"
LEGAL DESCRIPTION

Several tracts of land situated in the parish of Assumption, Louisiana, in Section 10, T14S, R14E, and Section 3, T14S, R15E, identified as TRACT 2, TRACT 3, TRACT 4, AND TRACT 5 and Lot 1 of the property known as Himalaya Plantation, in accordance with a survey plat showing a part of the lower portion of the Himalaya Plantation, dated January 31, 1997, by Harold J. Terracina, Registered Land Surveyor, a copy of which is attached hereto and made a part hereof.  Said tracts of land and Lot 1 has such dimensions and such boundaries as shown on said map and contains 95.727 total acres. Together with all buildings and improvements, specifically including but not limited to the warehouses and storage buildings and any and all other buildings and/or improvements located thereon, all rights, ways, privileges and servitudes thereon belonging and appertaining.

Being a portion of the same property acquired by Supreme Sugar Company, Inc.(formerly J. Aron & Company) by Act of Sale from Jewell S. Simmons, Trustee, dated June 20, 1933 and recorded at COB No. 66, Page 523, under Entry No. 7345; and by Act of Sale from Mrs. Mary Cook Sundbery dated October 29, 1938 and recorded at COB No. 72, page 471 under Entry No. 13391.

Less and Except Lot 1 of Tract 3 containing 1,154 acres (also known as Warehouse No. 4) as contained in that certain Cash Sale dated February 23, 1998 by Altfuels Corporation unto LaFourche Sugars Corporation recorded on February 26, 1998 as File No. 186607 on file and of record in the office of the Clerk and Recorder for the Parish of Assumption, State of Louisiana.

Less and Except a certain triangular shaped parcel or lot of ground situated in the Parish of Assumption, State of Louisiana on the right descending bank of Bayou Lafourche located in the Supreme Community of Assumption Parish, Louisiana, located in Section 3, T14S, R15E and being more particularly shown on a plat of survey prepared by Harold J. Terracina, Surveyor, dated January 31, 1998; said triangular shaped parcel or lot of ground measures 39.88 feet along the water's edge of Bayou LaFourche, 120.03 feet on its northern boundary and 117.92 feet on its southern boundary, the said northern and southern boundary lines converging to a point on the eastern right of way of Louisiana State Highway No. One, said lot or parcel is bounded as follows:  On the front by Louisiana State Highway No. One, on the North by Mike's Seafood, Inc., on the South by Altfuels Corporation, and to the rear by the water's edge of Bayou LaFourche, as contained in that certain Cash Sale dated June 29, 1998 by Altfuels Corporation unto Mike's Seafood, Inc. recorded on June 13, 1998 as File No. 188415 of file and of record in the office of the Clerk and Recorder for the Parish of Assumption, State of Louisiana.

Less and Except Lot 2 of Tract 2 as contained in that Cash Sale dated November 9, 1998 by Altfuels Corporation unto Margaret Naquin Blanchard, recorded on November 9, 1998 as File No. 189905 on file and of record in the office of the Clerk and Recorder for the Parish of Assumption, State of Louisiana.

Less and Except that certain tract of land containing 17.350 square feet as contained in that certain Act of Sale by Altfuels Corporation unto Shawn R. Sawyer dated February 5, 1999 and recorded on February 5, 1999 as File No. 190815 on file and of record in the office of the Clerk and Recorder for the Parish of Assumption, State of Louisiana.

Less and Except Lot 1 of Tract 4 as contained in that Cash Sale dated June 10, 1999 by Altfuels Corporation unto Harry J. Kember, Jr. recorded on June 11, 1999 as File No. 192496 on file and of record in the office of the Clerk and Recorder for the Parish of Assumption, State of Louisiana.

Less and Except Lot 5 of Tract 2 as contained in that Cash Sale dated June 25, 1999 by Altfuels Corporation unto Edward Gros, Jr. et al. recorded on June 28, 1999 as File No. 192694 on file and of record in the office of the Clerk and Recorder for the Parish of Assumption, State of Louisiana.

Less and Except an L Shaped Lot containing 0336 acres as contained in that certain Cash Sale dated September 23, 1999 by Altfuels Corporation unto Harry J. Kember, Jr. recorded on September 23, 1999 as File No. 193771 on file and of record in the office of the Clerk and Recorder for the Parish of Assumption, State of Louisiana.

Less and Except Lot 18 of Tract 2 as contained in that Cash Sale dated January 28, 2000 by Altfuels Corporation unto David J. Lasseigne et al., recorded on January 28, 2000 as File No. 195146 on file and of record in the office of the Clerk and Recorder for the Parish of Assumption, State of Louisiana.

Less and Except that certain Right-of-Way described as a 15' wide with a location described as follows:  Commence at the intersection of the westerly right of way line of La Highway 1 and the northerly right of way line of La Hwy. 1011 and go in a southwesterly direction along the northerly right of way of La. Highway 1011 a distance of 1095 feet more or less to an existing ¼" iron pipe and the centerline of said 15' foot right of way and servitude and this being the point of beginning, thence go N 48°40'10" W along the centerline of said right of way a distance of 187 feet more or less.  Thence go N 52°11'00" W a distance of 220 feet more or less to an existing 4" iron pipe and northerly property line of said property owned by ALTFUELS Corp. Also being the southerly property line of Dugas & LeBlance LTD and this being the point of ending. All as contained in that Right of Way Instrument dated February 11, 2000 and recorded on February 23, 2000 as File No. 195444 on file and of record in the office of the Clerk and Recorder for the Parish of Assumption, State of Louisiana.

Less and Except Lot 19 as more particularly described in that Cash Sale dated June 1, 2000 by Altfuels Corporation unto Michael G. Holmes, recorded on June 5, 2000 as File No. 196624 on file and of record in the office of the Clerk and Recorder for the Parish of Assumption, State of Louisiana.

Less and Except Two certain tracts known as Lot 12 and Lot 13 of Tract 2 as contained in that Cash Sale by Altfuels Corporation unto Paul K. Cazenave and Myrtice A. Casenave dated August 17, 2000 and recorded on August 11, 2000 as File No. 197433 on file and of record in the office of the Clerk and Recorder for the Parish of Assumption, State of Louisiana.

Less and Except Lot 6 of Tract 2 as more particularly described in that certain Cash Sale Under Private Signature dated May 22, 2001 by Altfuels Corporation unto Edward Gros, Jr. and Rita C. Gros, recorded on May 24, 2001 as File No. 200962 on file and of record in the office of the Clerk and Recorder for the Parish of Assumption, State of Louisiana.

Less and Except Lot 16 of Tract 2, as contained in that Cash Sale by Altfuels Corporation unto Gene Richard, Sr. dated July 19, 2001 and recorded on July 25, 2001 as File No. 201860 on file and of record in the office of the Clerk and Recorder for the Parish of Assumption, State of Louisiana.

Less and Except Lot 2 of Tract 2 as contained in that Cash Sale dated August 22, 2001 by Altfuels Corporation unto Francis Burdis Davis, et al. recorded on October 12, 2001 as File No. 203013 on file and of record in the office of the Clerk and Recorder for the Parish of Assumption, State of Louisiana.

Less and Except Lot 20 of Tract 2 as contained in that Cash Sale dated October 19, 2001 by Altfuels Corporation unto Joseph Brown recorded on October 22, 2001 as File No. 203126 on file and of record in the office of the Clerk and Recorder for the Parish of Assumption, State of Louisiana.

Less and Except the Northeast one-half (1/2) of Lot 17 of Tract 2 as more particularly described in that Cash Sale by Altfuels Corporation unto Gene Richard, Sr. dated June 13, 2002 and recorded on June 13, 2002 as File No. 206066 on file and of record in the office of the Clerk and Recorder for the Parish of Assumption, State of Louisiana.

Less and Except the Southwest ½ of Lot 17 of Tract 2 as more particularly described in that Cash Sale dated June 13, 2002 by Altfuels Corporation unto David Laddeigne and Alice Gros Lasseigne recorded on June 14, 2002 as File No. 206067 on file and of record in the office of the Clerk and Recorder for the Parish of Assumption, State of Louisiana.

Less and Except Lot 9 as contained in that certain Cash Sale dated October 29, 2002 by Altfuels Corporation unto Roderick A. Young and Debbie T. Young recorded on October 29, 2002 as File No. 207859 on file and of record in the office of the Clerk and Recorder for the Parish of Assumption, State of Louisiana.

Less and Except Two certain lots described as Warehouse No. 1 and Warehouse No. 2 containing 42,785 square feet as more particularly described in that Cash Sale dated December 2, 2002 by Altfuels Corporation unto Harry L. Laws & Company, Incorporated and recorded on December 2, 2002 as File No. 208274 on file and of record in the office of the Clerk and Recorder for the Parish of Assumption, State of Louisiana.

Less and Except two certain lots described as Lot 3 of Tract 2 and Lot 4 of Tract 2 as more deliberately described in that Cash Sale Under Private Signature by Altfuels Corporation unto Henderson Oliver, III and Carrie Oliver dated March 25, 2003 and recorded on March 25, 2003 as File No. 209696 on file and of record in the office of the Clerk and Recorder for the Parish of Assumption, State of Louisiana.

Less and Except Lot No. 14 as more fully described in that Cash Sale dated September 9, 2003 by Altfuels Corporation unto Donald Anderson, SR. and Velma C. Anderson recorded on September 11, 2003 as File No. 212310 on file and of record in the office of the Clerk and Recorder for the Parish of Assumption, State of Louisiana.

Less and Except Lot 21 containing 2,950 acres being a portion of Tract 2 and Tract 3 of the Lower Portion of the Himalaya Plantation as more detailed description which is contained in that Cash Sale dated September 22, 2003 and recorded on September 23, 2003 as File 212393 on file and of record in the office of the Clerk and Recorder for the Parish of Assumption, State of Louisiana.

Less and Except Lots 7 and 8 as are more detailed and described in that Cash Sale dated September 30, 2003 by Altfuels Corporation unto Adrian Landry and Odie Crochet Landry recorded on October 1, 2003 as File No. 212517 on file and of record in the office of the Clerk and Recorder for the Parish of Assumption, State of Louisiana.

Less and Except Lot 1 containing 1,594 acres as contained in that certain Cash Sale dated October 6, 2003 by Altfuels Corporation unto Brian P. Rivere and Ellen H. Rivere recorded on October 7, 2003 as File No. 212591 on file and of record in the office of the Clerk and Recorder for the Parish of Assumption, State of Louisiana.

Less and Except three certain lots known as Lot 10, Lot 11, Lot 15, as more fully described in that Cash Sale by Altfuels Corporation unto C&L of Pierre Part, LA, Inc. dated February 11, 2004 recorded as February 13, 2004 as File No. 214161 on file and of record in the office of the Clerk and Recorder for the Parish of Assumption, State of Louisiana.

Less and Except that certain tract of land as described in that Cash Sale by Altfuels Corporation unto Harold F. Templet and Margaret S. Templet dated April 17, 2006 recorded on April 17, 2006 as File No. 223152 on file and of record in the office of the Clerk and Recorder for the Parish of Assumption, State of Louisiana.

Less and Except that certain right of way granted unto Entergy of Louisiana and more particularly described on that Right of Way Instrument dated July 12, 2006 and recorded on July 28, 2006 as File No. 224498 on file and of record in the office of the Clerk and Recorder for the Parish of Assumption, State of Louisiana.